                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO BOND FUND
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO EXCHANGE FUND
INVESCO HIGH INCOME TRUST II
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO MUNICIPAL TRUST
INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO SENIOR INCOME TRUST
INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA


AIM COUNSELOR SERIES
  TRUST (INVESCO
 COUNSELOR SERIES                                                            EXPIRATION
      TRUST)                   WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
--------------------  -------------------------------------  --------------  -----------

 Invesco Strategic     Invesco will waive advisory fees in    4/30/2014      06/30/2017
 Real Return Fund     an amount equal to the advisory fees
                         earned on underlying affiliated
                                   investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                             EXPIRATION
 INVESTMENT FUNDS              WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
--------------------  -------------------------------------  --------------  -----------

 Invesco Global        Invesco will waive advisory fees in    12/17/2013     06/30/2017
 Targeted Returns     an amount equal to the advisory fees
 Fund                    earned on underlying affiliated
                                   investments

 Invesco Strategic     Invesco will waive advisory fees in     5/2/2014      06/30/2017
 Income Fund          an amount equal to the advisory fees
                         earned on underlying affiliated
                                   investments

 Invesco               Invesco will waive advisory fees in    10/14/2014     06/30/2017
 Unconstrained        an amount equal to the advisory fees
 Bond Fund               earned on underlying affiliated
                                   investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                         EXPIRATION
   SERIES TRUST)               WAIVER DESCRIPTION            EFFECTIVE DATE    DATE
--------------------  -------------------------------------  --------------  -----------
 Premier Portfolio    Invesco will waive advisory fees in      2/1/2011      12/31/2016
                      the amount of 0.07% of the Fund's
                      average daily net assets

 Premier U.S.         Invesco will waive advisory fees in      2/1/2011      12/31/2016
 Government Money     the amount of 0.07% of the Fund's
 Portfolio            average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2017

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco Charter Fund                                 July 1, 2007     June 30, 2017
Invesco Diversified Dividend Fund                    July 1, 2007     June 30, 2017
Invesco Summit Fund                                  July 1, 2007     June 30, 2017

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco European Small Company Fund                  July 1, 2007     June 30, 2017
Invesco Global Core Equity Fund                      July 1, 2007     June 30, 2017
Invesco International Small Company Fund             July 1, 2007     June 30, 2017
Invesco Small Cap Equity Fund                        July 1, 2007     June 30, 2017

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Convertible Securities Fund               February 12, 2010   June 30, 2017
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                        February 12, 2010   June 30, 2017

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2017
Invesco European Growth Fund                  July 1, 2007     June 30, 2017
Invesco Global Growth Fund                    July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund            August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2017
Invesco International Companies Fund        December 21, 2015  June 30, 2017
Invesco International Core Equity Fund        July 1, 2007     June 30, 2017
Invesco International Growth Fund             July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund            August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                         EFFECTIVE DATE              COMMITTED UNTIL
----                                              -------------------------------------  ---------------
Invesco All Cap Market Neutral Fund                         December 17, 2013            June 30, 2017
Invesco Balanced-Risk Allocation Fund1                        May 29, 2009               June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/            November 29, 2010            June 30, 2017
Invesco Developing Markets Fund                               July 1, 2007               June 30, 2017
Invesco Emerging Markets Equity Fund                          May 11, 2011               June 30, 2017
Invesco Emerging Market Local Currency Debt Fund              June 14, 2010              June 30, 2017
Invesco Endeavor Fund                                         July 1, 2007               June 30, 2017
Invesco Global Health Care Fund                               July 1, 2007               June 30, 2017
Invesco Global Infrastructure Fund                             May 2, 2014               June 30, 2017
Invesco Global Market Neutral Fund                          December 17, 2013            June 30, 2017
Invesco Global Markets Strategy Fund/3/                    September 25, 2012            June 30, 2017
Invesco Global Targeted Returns Fund/4/                     December 17, 2013            June 30, 2017
Invesco Greater China Fund                                    July 1, 2007               June 30, 2017
Invesco International Total Return Fund                       July 1, 2007               June 30, 2017
Invesco Long/Short Equity Fund                              December 17, 2013            June 30, 2017
Invesco Low Volatility Emerging Markets Fund                December 17, 2013            June 30, 2017
Invesco Macro International Equity Fund                     December 17, 2013            June 30, 2017
Invesco Macro Long/Short Fund                               December 17, 2013            June 30, 2017
Invesco MLP Fund                                             August 29, 2014             June 30, 2017
Invesco Pacific Growth Fund                                 February 12, 2010            June 30, 2017
Invesco Premium Income Fund                                 December 13, 2011            June 30, 2017
Invesco Select Companies Fund                                 July 1, 2007               June 30, 2017
Invesco Strategic Income Fund                                  May 2, 2014               June 30, 2017
Invesco Unconstrained Bond Fund                             October 14, 2014             June 30, 2017

                 AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                         EFFECTIVE DATE              COMMITTED UNTIL
----                                              -------------------------------------  ---------------
Invesco Corporate Bond Fund                                 February 12, 2010            June 30, 2017
Invesco Global Real Estate Fund                               July 1, 2007               June 30, 2017
Invesco High Yield Fund                                       July 1, 2007               June 30, 2017
Invesco Limited Maturity Treasury Fund/5/                     July 1, 2007               June 30, 2017
Invesco Money Market Fund                                     July 1, 2007               June 30, 2017
Invesco Real Estate Fund                                      July 1, 2007               June 30, 2017
Invesco Short Term Bond Fund                                  July 1, 2007               June 30, 2017
Invesco U.S. Government Fund                                  July 1, 2007               June 30, 2017


--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                        EFFECTIVE DATE              COMMITTED UNTIL
----                                             -------------------------------------  ---------------
Invesco American Value Fund                                February 12, 2010            June 30, 2017
Invesco Comstock Fund                                      February 12, 2010            June 30, 2017
Invesco Energy Fund                                          July 1, 2007               June 30, 2017
Invesco Dividend Income Fund                                 July 1, 2007               June 30, 2017
Invesco Gold & Precious Metals Fund                          July 1, 2007               June 30, 2017
Invesco Mid Cap Growth Fund                                February 12, 2010            June 30, 2017
Invesco Small Cap Value Fund                               February 12, 2010            June 30, 2017
Invesco Technology Fund                                      July 1, 2007               June 30, 2017
Invesco Technology Sector Fund                             February 12, 2010            June 30, 2017
Invesco Value Opportunities Fund                           February 12, 2010            June 30, 2017

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                        EFFECTIVE DATE              COMMITTED UNTIL
----                                             -------------------------------------  ---------------
Invesco High Yield Municipal Fund                          February 12, 2010            June 30, 2017
Invesco Intermediate Term Municipal Income Fund            February 12, 2010            June 30, 2017
Invesco Municipal Income Fund                              February 12, 2010            June 30, 2017
Invesco New York Tax Free Income Fund                      February 12, 2010            June 30, 2017
Invesco Tax-Exempt Cash Fund                                 July 1, 2007               June 30, 2017
Invesco Limited Term Municipal Income Fund                   July 1, 2007               June 30, 2017

                    AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                        EFFECTIVE DATE              COMMITTED UNTIL
----                                             -------------------------------------  ---------------
Invesco V.I. American Franchise Fund                       February 12, 2010            June 30, 2017
Invesco V.I. American Value Fund                           February 12, 2010            June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/              December 22, 2010            June 30, 2017
Invesco V.I. Comstock Fund                                 February 12, 2010            June 30, 2017
Invesco V.I. Core Equity Fund                                July 1, 2007               June 30, 2017
Invesco V.I. Core Plus Bond Fund                            April 30, 2015              June 30, 2017
Invesco V.I. Diversified Dividend Fund                     February 12, 2010            June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund                 February 12, 2010            June 30, 2017
Invesco V.I. Equity and Income Fund                        February 12, 2010            June 30, 2017
Invesco V.I. Global Core Equity Fund                       February 12, 2010            June 30, 2017
Invesco V.I. Global Health Care Fund                         July 1, 2007               June 30, 2017
Invesco V.I. Global Real Estate Fund                         July 1, 2007               June 30, 2017
Invesco V.I. Government Securities Fund                      July 1, 2007               June 30, 2017
Invesco V.I. Growth and Income Fund                        February 12, 2010            June 30, 2017
Invesco V.I. High Yield Fund                                 July 1, 2007               June 30, 2017
Invesco V.I. International Growth Fund                       July 1, 2007               June 30, 2017
Invesco V.I. Managed Volatility Fund                         July 1, 2007               June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund                        July 1, 2007               June 30, 2017
Invesco V.I. Mid Cap Growth Fund                           February 12, 2010            June 30, 2017
Invesco V.I. Money Market Fund                               July 1, 2007               June 30, 2017
Invesco V.I. S&P 500 Index Fund                            February 12, 2010            June 30, 2017
Invesco V.I. Small Cap Equity Fund                           July 1, 2007               June 30, 2017
Invesco V.I. Technology Fund                                 July 1, 2007               June 30, 2017
Invesco V.I. Value Opportunities Fund                        July 1, 2007               June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                         EFFECTIVE DATE                         COMMITTED UNTIL
----                                              -------------------------------------  -------------------------------------
Invesco Exchange Fund                                      September 30, 2015                        June 30, 2017

                                                   INVESCO SECURITIES TRUST

FUND                                                         EFFECTIVE DATE                         COMMITTED UNTIL
----                                              -------------------------------------  -------------------------------------
Invesco Balanced-Risk Aggressive Allocation Fund            January 16, 2013                         June 30, 2017

                                                   INVESCO MANAGEMENT TRUST

FUND                                                         EFFECTIVE DATE                         COMMITTED UNTIL
----                                              -------------------------------------  -------------------------------------
Invesco Conservative Income Fund                              July 1, 2014                           June 30, 2017

                                                       CLOSED-END FUNDS

FUND                                                         EFFECTIVE DATE                         COMMITTED UNTIL
----                                              -------------------------------------  -------------------------------------
Invesco Advantage Municipal Income Trust II                   May 15, 2012                           June 30, 2017
Invesco Bond Fund                                            August 26, 2015                         June 30, 2017
Invesco California Value Municipal Income Trust               May 15, 2012                           June 30, 2017
Invesco Dynamic Credit Opportunities Fund                     May 15, 2012                           June 30, 2017
Invesco High Income Trust II                                  May 15, 2012                           June 30, 2017
Invesco Municipal Income Opportunities Trust                 August 26, 2015                         June 30, 2017
Invesco Municipal Opportunity Trust                           May 15, 2012                           June 30, 2017
Invesco Municipal Trust                                       May 15, 2012                           June 30, 2017
Invesco Pennsylvania Value Municipal Income
  Trust                                                       May 15, 2012                           June 30, 2017
Invesco Quality Municipal Income Trust                       August 26, 2015                         June 30, 2017
Invesco Senior Income Trust                                   May 15, 2012                           June 30, 2017
Invesco Trust for Investment Grade Municipals                 May 15, 2012                           June 30, 2017
Invesco Trust for Investment Grade New York
  Municipals                                                  May 15, 2012                           June 30, 2017
Invesco Value Municipal Income Trust                          June 1, 2010                           June 30, 2017

                                                               Sub-Item 77Q1(e)

                     MASTER INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made this 30/th/ day of September, 2015, by and between Invesco Exchange Fund, a Delaware Statutory Trust (the "Fund"), and Invesco Advisers, Inc., a Delaware corporation (the "Adviser").

                                   RECITALS

   WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

   WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

   WHEREAS, the Fund and the Adviser desire to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

      1. ADVISORY SERVICES. The Adviser shall act as investment advisor for the Fund and shall, in such capacity, supervise all aspects of the Fund's operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Board of Trustees. The Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

      2. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its obligations under Section 1 hereof, the Adviser shall:

          (a) supervise all aspects of the operations of the Fund;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the assets of the Fund or the activities in which such issuers engage, or with respect to securities which the Adviser considers desirable for inclusion in the Fund's assets;

          (c) determine which issuers and securities shall be represented in the Fund's investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund.

      3. SECURITIES LENDING DUTIES AND FEES. The Adviser agrees to provide the following services in connection with the securities lending activities of the Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines;
   (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Adviser's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

      As compensation for such services provided by the Adviser in connection with securities lending activities, the Fund shall pay the Adviser a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

      4. DELEGATION OF RESPONSIBILITIES. The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisers by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

      5. INDEPENDENT CONTRACTORS. The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

      6. CONTROL BY BOARD OF TRUSTEES. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund, shall at all times be subject to any directives of the Board of Trustees.

      7. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Fund, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Fund, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

      8. BROKER-DEALER RELATIONSHIPS. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund, and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund, to the Adviser, or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to the Fund, to the extent the Adviser does not delegate trading responsibility to one or more sub-advisers, in making decisions regarding broker-dealer relationships, the Adviser may take into consideration the recommendations of any sub-adviser appointed to provide investment research or advisory services in connection with the Fund, and may take into consideration any research services provided to such sub-adviser by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Fund are affiliated.

      9. COMPENSATION. The compensation that the Fund shall pay the Adviser is set forth in Appendix A attached hereto.

      10. EXPENSES OF THE FUND. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

      11. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment manager or Adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other investment companies or accounts managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Fund recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Fund.

      12. NON-EXCLUSIVITY. The Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Fund further understands and agrees that officers or directors of the Adviser may serve as officers or partners of the Fund, and that officers or partners of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      13. EFFECTIVE DATE, TERM AND APPROVAL. This Agreement shall become effective with respect to the Fund, if approved by the shareholders of the Fund, on the date indicated above. If so approved, this Agreement shall thereafter continue in force and effect until two years after the date indicated above, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the
       Fund), by votes cast in person at a meeting specifically called for such purpose.

      14. TERMINATION. This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

      15. AMENDMENT. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

      16. LIABILITY OF ADVISER AND FUND. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      17. LIABILITY OF SHAREHOLDERS. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Fund individually but are binding only upon the assets and property of the Fund and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

      18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Adviser shall be 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

      19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

      20. LICENSE AGREEMENT. The Fund shall have the non-exclusive right to use the name "Invesco" to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or Adviser to the Fund with respect to such series of shares.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                             INVESCO EXCHANGE FUND
Attest:

      /s/ Peter Davidson                     By:     /s/ John M. Zerr
---------------------------------------              --------------------------------------
         ASSISTANT SECRETARY                 Name:   John M. Zerr
                                             Title:  Senior Vice President
(SEAL)
                                             INVESCO ADVISERS, INC.
Attest:

      /s/ Peter Davison                      By:     /s/ John M. Zerr
---------------------------------------              --------------------------------------
         ASSISTANT SECRETARY                 Name:   John M. Zerr
                                             Title:  Senior Vice President
(SEAL)

                                  APPENDIX A

                          COMPENSATION TO THE ADVISER

The Fund shall pay the Adviser, out of its assets, as full compensation for all services rendered, an advisory fee for the Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of the Fund for the calendar year.

 FUND                                                ANNUAL RATE
 ----                                                -----------
 Invesco Exchange Fund                  0.30% of the Fund's average net assets